                   FIRST AMENDMENT TO REGISTRATION AGREEMENT


     THIS FIRST AMENDMENT TO REGISTRATION AGREEMENT (the "Amendment") is made as of June 10, 1994, by and among United USN, Inc., a Delaware corporation (the "Company"), CIBC Wood Gundy Ventures, Inc., a Delaware corporation ("CIBC"), Chemical Venture Capital Associates, a California limited partnership ("Chemical"), and Hancock Venture Partners IV - Direct Fund L.P., a Delaware limited partnership ("Hancock" and, collectively with CIBC and Chemical, the "Investors"), and amends that certain Registration Agreement dated as of April 20, 1994 by and among the Company, CIBC and Chemical (the "Registration Agreement").

     The parties to this Amendment are parties to a First Amendment to Purchase Agreement of even date herewith amending the Purchase Agreement dated April 20, 1994 (collectively with the First Amendment, the "Purchase Agreement"). In order to induce Hancock to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in the Registration Agreement, as amended hereby.

     The parties hereto agree as follows:

     1. Hancock, CIBC, Chemical and the Company hereby agree that by their execution of this Amendment Hancock shall become a party to, be entitled to all registration rights under and be bound by the terms and provisions of the Registration Agreement, as amended hereby, and the term "Investors" as used in the Registration Agreement, as amended hereby, shall be deemed to include Hancock.

     2. The parties hereby acknowledge and agree that the term "Registrable Securities" as used in the Registration Agreement shall include the Investor Common Stock (as defined in the Purchase Agreement) acquired by Hancock pursuant to the Purchase Agreement.

                                 *  *  *  *  *

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                                       UNITED USN, INC.

                                       /s/ Thomas C. Brandenburg
                                       --------------------------------------
                                       By: Thomas C. Brandenburg
                                       Its: Chief Executive Officer


                                       CIBC WOOD GUNDY VENTURES, INC.

                                       /s/ Richard J. Brekka
                                       -------------------------------------
                                       By: Richard J. Brekka
                                       Its: President


                                       CHEMICAL VENTURE CAPITAL ASSOCIATES

                                        /s/ Donald J. Hofmann, Jr.
                                       --------------------------------------
                                       By:
                                          -----------------------------------
                                       Its:
                                           ----------------------------------


                                       HANCOCK VENTURE PARTNERS IV - DIRECT
                                                    FUND L.P.

                                       By: BACK BAY PARTNERS XII L.P.
                                       By: HANCOCK VENTURE PARTNERS, INC.

                                        /s/ William A. Johnston
                                       --------------------------------------
                                       By:
                                          -----------------------------------
                                       Its:
                                           ----------------------------------

                                      -2-